SUPPLEMENT TO PROSPECTUS
                                       OF
                      TOUCHSTONE SERIES TRUST (THE "TRUST")
                               IN CONNECTION WITH
                      TOUCHSTONE INTERNATIONAL EQUITY FUND

                  THIS SUPPLEMENT IS DATED AS OF JULY 19, 1999

The following information replaces certain information contained in the Prospectus of the Trust, dated May 1, 1999, and should be read in conjunction with that Prospectus.

CHANGE IN PORTFOLIO MANAGEMENT TEAM

The second paragraph of the section entitled "Fund Sub-Advisor to the International Equity Fund" located on page 44 of the Prospectus is hereby replaced with the following:

The Fund is managed by the Credit Suisse International Equity Management Team. The team consists of Larry Smith, Steven D. Bleiberg, Richard Watt, Alan Zlater, Emily Alejos and Robert B. Hrabchak.